Stockholders' Equity	3 Months Ended
Mar. 31, 2018
Stockholders' Equity [Abstract]
STOCKHOLDERS' EQUITY

NOTE 3 – STOCKHOLDERS’ EQUITY

In both March 2018 and 2017, we issued 6,250 shares of our common stock to our independent directors in connection with our Director Compensation Plan, which calls for issuance of 6,250 shares per quarter to each independent director. These shares were valued at $28,875 and $15,375 at March 31, 2018 and 2017, respectively.

In March 2018, we issued 100,000 shares of common stock to a subsidiary of WPP, one of the world’s largest advertising companies, and a shareholder, in full payment of all amounts due under a comarketing agreement that covered certain WPP agencies, whereby we shared a portion of our revenue with those agencies related to programs awarded to us by those agencies. The shares were valued at $447,000, the market value of the stock on the date of issuance. The amount due was recorded as a liability in revenue share payable at December 31, 2017.

Basic and diluted earnings per share are the same in both periods. The number of common shares potentially issuable related to dilutive securities that were excluded from the diluted loss per common share calculation was approximately 604,172, because they are anti-dilutive, as a result of a net loss for the quarter ended March 31, 2018.